UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2011

Date of reporting period:  February 28, 2011

Item 1. Reports to Stockholders.

NIEMANN TACTICAL
RETURN FUND

The Fund is a series of Advisors Series Trust.

www.ncmfunds.net

ANNUAL REPORT

February 28, 2011

Niemann Tactical Return Fund

Annual Review

As we outlined in the Fund’s semi-annual review, the first six months after the Fund’s inception (i.e., March 29, 2010 through September 30, 2010) were characterized by numerous wide trading ranges that negatively impacted Fund performance. The environment became more accommodating to our style of management in September, and as a result performance results also became much more favorable during that time period.  Market conditions improved dramatically over the course of the past three months ending February 28, 2011. Performance for the Fund’s Class A shares was 5.04% (without the effect of sales charges) and performance for the Fund’s Class C shares was 4.29% (without the effect of sales charges) for the fiscal year (ending February 28, 2011). By comparison, the performance of the Fund’s blended benchmark was 12.53% (the “Blended Index,” consisting of one-third of the MSCI EAFE Index, one-third of the Barclays Capital Global Aggregate Bond Index and one-third of the Russell 3000® Index).  One of the main factors leading to this underperformance was the intermediate-trend rally in bonds that outperformed the equity markets by approximately 5.5% over this same time period. With our methodology, we never try to pick market lows (or market highs for that matter) and this led to our underexposure to the bond market at the inception of the Fund. The other large factor that led to this underperformance was the historically high correlation in the equity markets, which has made it difficult to ascertain both market leaders and shifts in market direction.

The summer months were not easy on tactical strategies and ours was no exception. There are times that favor certain investment disciplines and unfortunately there are those times where those same disciplines are out of favor. In our view, one key to long-term investing success is not only employing a methodology that actually works but having the discipline to follow that system during the times when it doesn’t. In terms of our decision making and our strict adherence to our process, we’re doing the same things we’ve always done, for the same reasons. However, our decision to pare back risk at various points throughout this rally did not prove successful. Seeking to attain a balance between risk and reward is a huge part of both our daily process and the efficacy of our track record. In accordance with our methodology, when price action and money flow deteriorate and risk becomes elevated, we’re going to get defensive in the portfolio. Conversely, when the price structure is positive and internals appear healthy, we’ll rotate assets back into the market. As summer drew to a close, the U.S. market pushed just through the top of the well-established, previously mentioned trading range and into the beginning of a solid, intermediate uptrend.

The market began to show signs of reverting to its normal playbook in September (meaning market action being dictated by fundamentals vs. the “risk on, risk off” event-driven conditions we saw over the summer).  We believe the mid-term elections provided the anticipation of decreased regulation and government intervention, which led to more certainty, more conviction and more participation among investors. As such, both economic and market conditions improved—all of which have contributed to a productive investment backdrop. Thus, the atypical conditions we had been dealing with throughout most of 2010 (and in our opinion, the subsequent cause of our underperformance) abated. Correlation levels also dropped to more manageable levels and the market began to separate into winners and losers.  Leadership emerged and as a result, we identified several strong themes to take advantage of: Small and Mid Growth, Commodities (including Metals), Emerging Markets, Energy and Technology.

The Fund posted positive performance in both November and December as the more normal environment allowed our methodology to find and rotate to strength in the markets.  January, on the other, hand saw a negative performance number for our Fund due to heavy profit taking in the areas that led the market off of the late-August lows.  For example, both the Precious Metals and Miners sectors performed very well the last half of 2010 but corrected significantly in January.  This selloff in leadership contributed to underperformance relative to our benchmark.  The heightened volatility and deterioration in price caused us to subsequently lower our exposure in the Precious Metals and Miners sectors.  As an aside, when leadership areas experience heavy selling pressure (like we saw in January) our Fund may experience a stall or lag in performance because we are overweighted in those areas.  This is fairly typical among momentum-style methodologies.  Fortunately, as the Fund’s fiscal year drew to a close (on February 28, 2011), some new market leadership asserted itself while some of the trends early leaders also came back to the front of the pack.  Markets were led on the new side of things by the Energy sector, while Small Caps and some select Emerging Markets re-emerged as market leaders.  This allowed our methodology to lock onto these areas and experience some welcome outperformance in the month of February, with the Class A shares up 3.25% (without the effect of sales charges) and the Class C shares up 3.17% (without the effect of sales charges) for the month versus the blended benchmark that was up 2.51%, as we put our first fiscal year in the rearview mirror.

Past performance is not a guarantee of future results.

The opinions expressed above are those of the advisor, are subject to change, and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for investments in emerging markets. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund will bear its share of the fees and expenses of underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds. Investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

The MSCI EAFE (Morgan Stanley Capital International, Europe, Australia and Far East) Index is an unmanaged index of over 1,000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The Blended Index consists of one-third of the MSCI EAFE Index, one-third of the Barclays Capital Global Aggregate Bond Index and one-third of the Russell 3000® Index. You cannot invest directly in an index.

The Niemann Tactical Return Fund is distributed by Quasar Distributors, LLC.

NIEMANN TACTICAL RETURN FUND

Comparison of the change in value of a $10,000 investment in the Niemann Tactical
Return Fund - Class A Shares vs the Barclays Capital Global Aggregate Bond Index,
MSCI EAFE Index, Russell 3000® Index and the Blended Index¹

Total Return:	Since Inception2
Niemann Tactical Return Fund – Class A Shares (with sales load)	-0.25%
Niemann Tactical Return Fund – Class A Shares (without sales load)	5.04%
Niemann Tactical Return Fund – Class C Shares (with CDSC)	3.29%
Niemann Tactical Return Fund – Class C Shares (without CDSC)	4.29%
Barclays Capital Global Aggregate Bond Index	6.86%
MSCI EAFE Index	13.23%
Russell 3000® Index	16.50%
Blended Index1	12.53%

Total Annual Fund Operating Expenses: Class A Shares – 6.74%; Class C Shares – 7.49%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-626-6080.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.00% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for one year or less after purchase.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 90 days.  If it did, total returns would be reduced. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

The MSCI EAFE (Morgan Stanley Capital International, Europe, Australia and Far East) Index is an unmanaged index of over 1,000 foreign common stock prices including the reinvestment of dividends. It is widely recognized as a benchmark for measuring the performance of international value funds.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

1 The Blended Index is a combination of one-third of the Russell 3000® Index, one-third of the Barclays Capital Global Aggregate Bond Index, and one-third of the MSCI EAFE Index.
2 The Fund commenced operations on March 29, 2010.

NIEMANN TACTICAL RETURN FUND

EXPENSE EXAMPLE – February 28, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Niemann Tactical Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/10 – 2/28/11).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 2.50% per the advisory agreement for the Niemann Tactical Return Fund – Class A Shares and the Niemann Tactical Return Fund – Class C Shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the Example below.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

NIEMANN TACTICAL RETURN FUND

EXPENSE EXAMPLE – February 28, 2011 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/10	2/28/11	9/1/10 – 2/28/11*
Class A Shares
Actual	$1,000.00	$1,125.80	$9.22
Hypothetical (5% return	$1,000.00	$1,016.12	$8.75
before expenses)
Class C Shares
Actual	$1,000.00	$1,120.20	$13.14
Hypothetical (5% return	$1,000.00	$1,012.40	$12.47
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account values over the period, multiplied by 181 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratios of the Niemann Tactical Return Fund – Class A Shares and the Niemann Tactical Return Fund – Class C Shares are 1.75% and 2.50%, respectively.

ALLOCATION OF PORTFOLIO ASSETS – February 28, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

NIEMANN TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS at February 28, 2011

Shares		Value
	EQUITIES – 1.0%
5,500	Silver Weaton Corp.*	$234,025

	TOTAL EQUITIES
	(Cost $216,434)	234,025

	EXCHANGE-TRADED FUNDS – 90.0%
35,000	First Trust NASDAQ-100 –
	Technology Sector Index	962,850
10,900	First Trust NYSE Arca Biotechnology Index Fund*	421,067
33,000	First Trust Technology AlphaDEX Fund	823,020
82,000	First Trust Value Line 100 ETF*	1,198,020
15,600	iShares Dow Jones U.S. Oil
	Equipment & Services Index Fund	1,024,296
3,200	iShares Morningstar Small Growth Index Fund	286,810
6,102	Jefferies TR/J CRB Wildcatters
	Exploration & Production Equity ETF*	349,156
19,400	Market Vectors-Agribusiness ETF	1,089,892
4,100	Oil Services HOLDRs Trust	673,794
26,750	PowerShares DB Agriculture Fund*	935,447
6,900	PowerShares DB Precious Metals Fund*	359,835
15,000	PowerShares Dynamic Energy
	Exploration & Production Portfolio	401,850
7,400	PowerShares Dynamic Energy Sector Portfolio	313,242
27,465	PowerShares Dynamic Industrials Sector Portfolio	849,767
41,300	PowerShares Dynamic Networking Portfolio	1,185,723
21,800	PowerShares Dynamic Semiconductors Portfolio	388,694
25,600	PowerShares NASDAQ Internet Portfolio*	938,752
14,400	PowerShares S&P SmallCap Energy Portfolio	564,192
16,000	ProShares VIX Short-Term Futures ETF*	1,048,960
39,400	Rydex S&P Midcap 400 Pure Growth ETF	3,272,564
23,600	Semiconductor HOLDRs Trust	844,408
18,600	SPDR S&P Metals & Mining ETF	1,332,876
17,600	SPDR S&P Retail ETF	866,272
16,100	SPDR S&P Semiconductor ETF	980,651
4,500	United States Gasoline Fund LP*	212,130

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $20,452,872)	21,324,268

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

SCHEDULE OF INVESTMENTS at February 28, 2011, Continued

Shares		Value
	MONEY MARKET FUNDS – 5.7%
1,349,454	AIM STIT – Liquid Assets Portfolio –
	Institutional Class, 0.17%+	$1,349,454

	TOTAL MONEY MARKET FUNDS
	(Cost $1,349,454)	1,349,454

	Total Investments in Securities
	(Cost $22,018,760) – 96.7%	22,907,747
	Other Assets in Excess of Liabilities – 3.3%	769,915
	NET ASSETS – 100.0%	$23,677,662

*	Non-income producing security.
+	Rate shown is the 7-day yield as of February 28, 2011.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2011

ASSETS
Investments in securities, at value (identified cost $22,018,760)	$22,907,747
Receivables
Securities sold	3,013,095
Fund shares issued	377,801
Dividends and interest	2,697
Due from Advisor (Note 4)	2,685
Prepaid expenses	22,722
Total assets	26,326,747

LIABILITIES
Payables
Securities purchased	2,553,538
Fund shares redeemed	13,300
12b-1 fees	24,149
Audit fees	16,000
Transfer agent fees and expenses	11,823
Fund accounting fees	10,119
Shareholder servicing fees	8,352
Chief Compliance Officer fee	3,999
Administration fees	3,452
Custody fees	1,351
Accrued expenses	3,002
Total liabilities	2,649,085
NET ASSETS	$23,677,662

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$16,453,724
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	1,572,111
Net asset value and redemption price per share	$10.47

Maximum offering price per share
(Net asset value per share divided by 95.00%)	$11.02

Class C Shares
Net assets applicable to shares outstanding	$7,223,938
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	693,188
Net asset value and offering price per share (Note 1)	$10.42

COMPONENTS OF NET ASSETS
Paid-in capital	$22,707,063
Accumulated net realized gain from investments	81,612
Net unrealized appreciation on investments	888,987
Net assets	$23,677,662

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENT OF OPERATIONS for the Period Ended February 28, 2011

March 29, 2010*
through
February 28, 2011
INVESTMENT INCOME
Income
Dividends	$100,204
Interest	1,885
Total income	102,089

Expenses
Advisory fees (Note 4)	61,657
Transfer agent fees and expenses (Note 4)	45,305
Administration fees (Note 4)	41,549
Fund accounting fees (Note 4)	37,115
Registration fees	32,852
12b-1 fees – Class A (Note 5)	9,625
12b-1 fees – Class C (Note 5)	23,158
Shareholder servicing fees – Class A (Note 6)	19,250
Shareholder servicing fees – Class C (Note 6)	11,579
Audit fees	16,000
Custody fees (Note 4)	15,234
Chief Compliance Officer fee (Note 4)	14,666
Trustees fees	5,246
Legal fees	4,800
Printing and mailing expense	3,200
Insurance expense	2,304
Miscellaneous	2,650
Total expenses	346,190
Less: Expenses waived and reimbursed by Advisor (Note 4)	(220,921)
Net expenses	125,269
Net investment loss	(23,180)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	130,527
Capital gain distributions from regulated investment companies	10,171
Net change in unrealized appreciation on investments	888,987
Net realized and unrealized gain on investments	1,029,685
Net Increase in Net Assets Resulting from Operations	$1,006,505

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

March 29, 2010*
through
February 28, 2011
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(23,180)
Net realized gain from investments	130,527
Capital gain distributions from regulated investment companies	10,171
Net change in unrealized appreciation on investments	888,987
Net increase in net assets resulting from operations	1,006,505
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(31,195)
Class C Shares	(4,711)
Total distributions to shareholders	(35,906)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	22,707,063
Total increase in net assets	23,677,662
NET ASSETS
Beginning of period	—
End of period	$23,677,662

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS (Continued)

(a)	A summary of share transactions is as follows:

Class A Shares
	March 29, 2010*
	through
	February 28, 2011
	Shares	Paid-in Capital
Shares sold	1,629,247	$16,455,926
Shares issued on reinvestments of distributions	2,820	29,270
Shares redeemed**	(59,956)	(598,721)
Net increase	1,572,111	$15,886,475
** Net of redemption fees of		$3,069

Class C Shares
	March 29, 2010*
	through
	February 28, 2011
	Shares	Paid-in Capital
Shares sold	698,922	$6,878,219
Shares issued on reinvestments of distributions	432	4,471
Shares redeemed**	(6,166)	(62,102)
Net increase	693,188	$6,820,588
** Net of redemption fees of		$193

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Class A Shares		Class C Shares
	March 29, 2010*		March 29, 2010*
	through		through
	February 28, 2011		February 28, 2011
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment loss(1)	(0.01)	^	(0.08)	^
Net realized and unrealized gain on investments	0.50		0.51
Total from investment operations	0.49		0.43

Less distributions:
From net investment income	(0.03)		(0.01)
Total distributions	(0.03)		(0.01)

Paid-in capital from redemption fees	0.01	^	0.00	^#

Net asset value, end of period	$10.47		$10.42

Total return	5.04	%+	4.29	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$16,454		$7,224
Ratio of expenses to average net assets:(2)
Before expense reimbursement	5.50	%++	5.80	%++
After expense reimbursement	1.75	%++	2.50	%++
Ratio of net investment loss to average net assets:(2)
Before expense reimbursement	(3.82	%)++	(4.19	%)++
After expense reimbursement	(0.07	%)++	(0.89	%)++
Portfolio turnover rate	433.73	%+	433.73	%+

(1)	Recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011

NOTE 1 – ORGANIZATION

The Niemann Tactical Return Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term capital appreciation.  The Fund currently offers Class A shares and Class C shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will assess a 1.00% contingent deferred sales charge (“CDSC”) on Class A share purchases of $1,000,000 or more if they are redeemed within twelve months of purchase, unless the dealer of record waived its commission.  The Transfer Agent, will assess a CDSC of 1.00% on Class C shares redeemed within twelve months of purchase.  The Fund commenced operations on March 29, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees:  The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the period ended February 28, 2011, Class A and Class C shares retained $3,069 and $193 in redemption fees, respectively.

F.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended February 28, 2011, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gains/(Loss)
$59,086	($59,086)

G.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the period ended February 28, 2011, the Fund did not hold any derivative instruments.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

Short-Term Securities: Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Equities	$234,025	$—	$—	$234,025
Exchange-Traded Funds	21,324,268	—	—	21,324,268
Money Market Funds	1,349,454	—	—	1,349,454
Total Investments in Securities	$22,907,747	$—	$—	$22,907,747

Refer to the Fund’s Schedule of Investments for additional information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Fund during the period ended February 28, 2011.

New Accounting Pronouncement:  On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended February 28, 2011, Niemann Capital Management, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the period ended February 28, 2011, the Fund incurred $61,657 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.75% and 2.50% of average daily net assets of the Fund’s Class A and Class C shares, respectively.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended February 28, 2011, the Advisor reduced its fees in the amount of $220,921; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $220,921 at February 28, 2011.  The expense limitation will remain in effect through at least June 30, 2011, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2014	$220,921

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the period ended February 28, 2011, the Fund incurred $41,549 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended February 28, 2011, the Fund incurred $37,115, $34,866, and $15,234 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the period ended February 28, 2011, the Fund was allocated $14,666 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Fund’s Class A shares and Class C shares, respectively.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended February 28, 2011, the Class A shares and the Class C shares paid the Distributor $9,625 and $23,158, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Class A shares and the Class C shares may pay servicing fees at an annual rate of 0.50% of the average daily net assets of each class.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended February 28, 2011, the Class A shares and the Class C shares incurred shareholder servicing fees of $19,250 and $11,579 under the Agreement, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended February 28, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $48,174,826 and $27,635,922, respectively.

NOTE 8 – DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, partnership income and royalty trust income.

The tax character of distributions paid during the period ended February 28, 2011 was as follows:

February 28, 2011
Ordinary income	$35,906

Ordinary income distributions may include dividends paid from short-term capital gains.

NIEMANN TACTICAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 2011, Continued

As of February 28, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$22,079,351
Gross unrealized appreciation	985,384
Gross unrealized depreciation	(156,988)
Net unrealized appreciation	828,396
Undistributed ordinary income	147,894
Undistributed long-term capital gain	18,888
Total distributable earnings	166,782
Other accumulated gains/(losses)	(24,579)
Total accumulated earnings/(losses)	$970,599

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, partnership adjustments, and royalty trusts.

NIEMANN TACTICAL RETURN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Niemann Tactical Return Fund

We have audited the accompanying statement of assets and liabilities of Niemann Tactical Return Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 29, 2010 (commencement of operations) to February 28, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Niemann Tactical Return Fund as of February 28, 2011, the results of its operations, the change in its net assets, and its financial highlights for the period March 29, 2010 to February 28, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
April 26, 2011

NIEMANN TACTICAL RETURN FUND

NOTICE TO SHAREHOLDERS at February 28, 2011 (Unaudited)

For the period ended February 28, 2011, the Fund designated $35,906 as ordinary income for purposes of the dividends paid deduction.

For the period ended February 28, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 10.76%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended February 28, 2011 was 3.90%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the period ended February 28, 2011 was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-626-6080 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-877-626-6080.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-877-626-6080.

NIEMANN TACTICAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years
Sallie P. Diederich	Trustee	Indefinite	Independent Mutual Fund	1	None.
(age 61)		term since	Consultant, (1995 to
615 E. Michigan Street		January	present); Advisor
Milwaukee, WI 53202		2011.	Corporate Controller,
Transamerica Fund
Management Company
(1994 to 1995); Senior
Vice President, Mutual
Fund and Custody
Operations (1992 to 1993;
Vice President and
Controller, Mutual Fund
Accounting, American
Capital Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, The
(age 74)		term since	Consultant and former		Forward Funds
615 E. Michigan Street		February	Executive Vice President		(35 portfolios).
Milwaukee, WI 53202		1997.	and Chief Operating Officer
of ICI Mutual Insurance
Company (until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Independent
(age 76)		term since	Hotchkis and Wiley Funds		Trustee from
615 E. Michigan Street		May	(mutual funds) (1985 to		1999 to 2009,
Milwaukee, WI 53202		2002.	1993).		E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	None.
(age 71)		term since	Vice President, Federal
615 E. Michigan Street		February	Home Loan Bank of
Milwaukee, WI 53202		1997.	San Francisco.

Interested Trustee
		Term of		Number of
		Office		Portfolios
	Position	and		in Fund
	Held	Length		Complex	Other
Name, Address	with the	of Time	Principal Occupation	Overseen by	Directorships
and Age	Trust	Served	During Past Five Years	Trustee(2)	Held
Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	None.
(age 63)	Trustee	term since	Bancorp Fund Services,
615 E. Michigan Street		September	LLC (May 1991 to present).
Milwaukee, WI 53202		2008.

NIEMANN TACTICAL RETURN FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 63)	Chief Executive	term since	LLC (May 1991 to present).
615 E. Michigan Street	Officer	September
Milwaukee, WI 53202		2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 43)	and Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Assistant Vice President, Compliance and
(age 49)	Principal Financial	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Officer	December	LLC (October 1998 to present).
Milwaukee, WI 53202		2007.

Michael L. Ceccato	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund Services,
(age 53)	Chief Compliance	term since	LLC (February 2008 to present); General
615 E. Michigan Street	Officer and	September	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	AML Officer	2009.	(September 1995 to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 45)		term since	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		June 2007.	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202			Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-626-6080.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-626-6080 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Advisor
Niemann Capital Management, Inc.
5615 Scotts Valley Drive, Suite 200
Scotts Valley, CA 95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(877) 626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 2/28/2011
Audit Fees	$13,200
Audit-Related Fees	N/A
Tax Fees	$2,800
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/28/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2011
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   5/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   5/2/11

By (Signature and Title)*   /s/ Cheryl L, King
 Cheryl L. King, Treasurer

Date   5/2/11

* Print the name and title of each signing officer under his or her signature.